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                                                                     EXHIBIT 1.1

                              TORCH OFFSHORE, INC.


                                5,000,000 SHARES

                                  COMMON STOCK
                                ($0.01 Par Value)










                             UNDERWRITING AGREEMENT






                                 June ___, 2001

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                             UNDERWRITING AGREEMENT








                                                                  June ___, 2001


UBS Warburg LLC
CIBC World Markets Corp.
Howard Weil, a division of
    Legg Mason Wood Walker, Inc.
as representatives of the Underwriters
299 Park Avenue
New York, New York  10171-0026


Ladies and Gentlemen:

                  Torch Offshore, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom UBS Warburg LLC ("UBSW"), CIBC World Markets Corp. and Howard Weil, a division of Legg Mason Wood Walker, Inc., are acting as representatives, an aggregate of 5,000,000 shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company and the persons named in Schedule B annexed hereto (the "Selling Stockholders") propose to grant to the Underwriters the option to purchase from the Company and the Selling Stockholders up to an additional 750,000 shares, in the aggregate, of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

                  The Company hereby acknowledges that in connection with the proposed offering of the Shares, it has requested UBSW to administer a directed share program (the "Directed Share Program") under which up to 250,000 Firm Shares, or 5% of the Firm Shares, to be purchased by you (the "Reserved Shares") shall be reserved for sale by you at the initial public offering price to the Company's directors, officers, employees and certain business associates and other persons, including family members, with a relationship to such persons
(the "Directed Share Participants") as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. ("NASD") and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. You may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder.
The Company has supplied UBSW with the names, addresses and telephone numbers of the individuals or other entities that the Company previously designated in writing to UBSW as Directed Share Participants. It
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is understood that any number of those designated to participate in the Directed
Share Program may decline to do so.

                  Immediately prior to the consummation of the sale of the Firm Shares to the Underwriters pursuant hereto, Torch, Inc., a Louisiana corporation ("Torch"), Riverside Investments, LLC, a Delaware limited liability company ("Riverside"), and Friends of Lime Rock LP, a Delaware limited partnership ("Lime Rock"), will contribute their interests, constituting all of the outstanding membership interests, in Torch Offshore, L.L.C., a Delaware limited liability company ("Torch LLC"), to the Company in exchange for shares of Common Stock of the Company (the "Contribution Shares") pursuant to that certain Contribution Agreement, dated as January 15, 2001, between the Company, Torch, Riverside and Lime Rock (the "Contribution Agreement"). The transactions contemplated by the Contribution Agreement are referred to herein as the "Contribution." As a result of the Contribution, Torch LLC will become a wholly owned subsidiary of the Company.

                  The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-54120), including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement." The prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second Business Day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."

                  The Company, the Selling Stockholders and the Underwriters agree as follows:

                  1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $[ ] per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

                  In addition, the Company and the Selling Stockholders hereby grant to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from each of the Company and the Selling



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Stockholders, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover sales of Shares in excess of the number of Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Additional Shares. The maximum number of Additional Shares to be sold by the Company is 375,000, and the maximum aggregate number of Additional Shares to be sold by the Selling Stockholders is 375,000. The maximum number of Additional Shares that each Selling Stockholder agrees to sell is set forth opposite the name of such Selling Stockholder in Schedule B hereto. This option may be exercised by you on behalf of the several Underwriters at any time, or from time to time, on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholders. Each such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when such Additional Shares are to be delivered (each such date and time being herein referred to as an "Additional Time of Purchase"); provided, however, that no Additional Time of Purchase shall be (i) earlier than the Time of Purchase (as defined below), (ii) earlier than the second day on which the New York Stock Exchange is open for trading (such a day being referred to herein as a "Business Day") after the date on which the option regarding such Additional Shares shall have been exercised, or (iii) later than the tenth Business Day after the date on which the option regarding such Additional Shares shall have been exercised. The number of Additional Shares to be sold to each Underwriter at any Additional Time of Purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such Additional Time of Purchase as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares). If the Underwriters exercise the option granted hereby for less than the full number of Additional Shares that may be purchased by them, the number of Additional Shares to be sold by the Company and each of the Selling Stockholders at the relevant Additional Time of Purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such Additional Time of Purchase as 375,000 (in the case of the Company) and the maximum number of Additional Shares set forth opposite the name of each Selling Stockholder on Schedule B hereto (in the case of the Selling Stockholders) bears to the total number of Additional Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

                  2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on , 2001 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 9 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Time of Purchase." Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second Business Day preceding the Time of Purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full Business Day preceding the Time of Purchase.

                  Payment of the purchase price for any Additional Shares shall be made to the Company and to the Selling Stockholders at each Additional Time of Purchase in the same



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manner and at the same office as the payment for the Firm Shares. Certificates for such Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second Business Day preceding the applicable Additional Time of Purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company and the Selling Stockholders agree to make such certificates available to you for such purpose at least one full Business Day preceding the applicable Additional Time of Purchase.

                  3. Representations and Warranties of the Company, Torch and the Selling Stockholders.

                  (a) The Company and Torch hereby jointly and severally represent and warrant to each of the Underwriters, Riverside and Lime Rock as of the date hereof, the Time of Purchase and each Additional Time of Purchase (if any) and agree with each of the Underwriters, Riverside and Lime Rock as follows:

                           (i) the Registration Statement has become effective
                  under the Act, and the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose; and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; at the times the Registration Statement and any post-effective amendments thereto became effective and at the Time of Purchase (and if any Additional Shares are purchased, at any Additional Time of Purchase), the Registration Statement and the Prospectus complied and will comply in all material respects with the provisions of the Act, and the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; all legal or governmental proceedings, statutes, regulations, contracts, leases or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act;

                           (ii) as of the Time of Purchase and each Additional
                  Time of Purchase, as the case may be, the authorized, issued and outstanding capital stock of the Company shall be as set forth under the heading entitled "Pro forma for the Contribution and the offering" in the section of the Registration Statement and the Prospectus entitled "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, employee benefit plans referred to in the Prospectus or the exercise of options referred to in the



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                  Prospectus); as of the date of this Agreement, there are 1,000 shares of Common Stock issued and outstanding (the "Initial Shares"), all of which are owned by Torch free and clear of all liens and other encumbrances; the Initial Shares have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

                           (iii) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, and has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

                           (iv) the Company is duly qualified to do business as
                  a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect");

                           (v) as of the date of this Agreement, the Company has
                  no subsidiaries; as of the Time of Purchase and any Additional Time of Purchase, the Company will have no subsidiaries other than Torch LLC, Torch S.A., a corporation organized under the laws of the Grand Duchy of Luxembourg, Torch N.V., a corporation incorporated under the laws of the Netherlands Antilles, and Torch Deepwater, Inc., a Louisiana corporation (collectively, the "Subsidiaries"); as of the Time of Purchase and any Additional Time of Purchase, the Company will own, either directly or indirectly, 100% of the outstanding capital stock or membership interests, as the case may be, of each of the Subsidiaries; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of common stock or any other equity or debt securities of any corporation, limited liability company, partnership or other entity or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation, bylaws, limited liability company agreements and other organizational documents, as applicable, (collectively, the "Organizational Documents") of the Company and the Subsidiaries and all amendments thereto have been delivered to you, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Time of Purchase or any Additional Time of Purchase; each Subsidiary has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation, and has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, in the case of Torch LLC, to execute and deliver this Agreement and to perform its obligations hereunder; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or



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                  the conduct of its business requires such qualification,
                  except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and each of the Subsidiaries is in compliance with the laws, orders, rules, regulations and directives enacted, adopted, issued or administered by such jurisdictions, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect; all of the outstanding shares of capital stock and membership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and at the Time of Purchase and any Additional Time of Purchase will be owned by the Company, directly or indirectly, subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

                           (vi) none of the Company, Torch and the Subsidiaries
                  is in breach of, or in default under or in (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or in), its respective Organizational Documents or the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, Torch or any of the Subsidiaries is a party or by which any of them or any of their properties is bound, except for such defaults that, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares (and the use of the proceeds therefrom as described in the Registration Statement and the Prospectus under the heading "Use of Proceeds") and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the Organizational Documents of the Company, Torch or any of the Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, Torch or any of the Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, Torch or any of the Subsidiaries;

                           (vii) this Agreement has been duly authorized,
                  executed and delivered by the Company, Torch LLC and Torch and is a legal, valid and binding agreement of the Company, Torch LLC and Torch enforceable in accordance with its terms; and the Contribution Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the parties thereto enforceable in accordance with its terms, except that (i) enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or



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                  affecting creditors' rights generally, and by general
                  principles of equity, regardless of whether that enforceability is considered in a proceeding in equity or at law and (ii) rights to indemnity and contribution hereunder may be limited by federal or state securities laws;

                           (viii) the capital stock of the Company, including
                  the Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus, and such description conforms to the rights set forth in the instruments defining the same; and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability solely by reason of being such holders;

                           (ix) the Shares and the Contribution Shares have been
                  duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the Contribution Agreement, will be duly and validly issued, fully paid and non-assessable and the issuance of the Shares and the Contribution Shares is not subject to the preemptive or other similar rights of any securityholder of the Company;

                           (x) no approval, authorization, consent or order of
                  or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

                           (xi) no person has the right, contractual or
                  otherwise, to cause the Company or any Subsidiary to issue to it, or register pursuant to the Act, any shares of capital stock or other ownership interests of the Company or any Subsidiary upon the issue and sale of the Shares to the Underwriters hereunder other than those that have been expressly waived prior to the date hereof, nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived prior to the date hereof;

                           (xii) Arthur Andersen LLP, whose reports on the
                  consolidated financial statements of the Company and of Torch LLC and its predecessor, Torch, are filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants with respect to each of the Company, Torch LLC, Torch and the Subsidiaries as required by the Act;

                           (xiii) each of the Company, Torch and the
                  Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company, Torch nor any of the Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment



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                  applicable to the Company, Torch or any of the Subsidiaries except for such violations or defaults as could not reasonably be expected to result in a Material Adverse Effect;

                           (xiv) there are no actions, suits, claims,
                  investigations or proceedings pending or, to the knowledge of the Company, threatened to which the Company, Torch or any of the Subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could reasonably be expected to result in a judgment, decree or order having a Material Adverse Effect or which could reasonably be expected to prevent consummation of the transactions contemplated hereby and the aggregate of all pending legal or governmental proceedings to which the Company, Torch or any of the Subsidiaries is a party or of which any of their respective properties is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect;

                           (xv) the financial statements, together with the
                  related schedules and notes thereto, included in the Registration Statement and the Prospectus of (A) Torch LLC and its predecessor Torch present fairly in all material respects the consolidated financial position of Torch LLC, Torch and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of Torch LLC, Torch and the Subsidiaries for the periods specified and
                  (B) the Company present fairly the financial position of the Company as of the date indicated; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein; the pro forma condensed consolidated financial statements of the Company and related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transaction and circumstances referred to therein; the summary historical and pro forma financial information and selected historical financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and pro forma financial statements included in the Registration Statement and the Prospectus;

                           (xvi) subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the business, properties, financial condition, results of operations, or prospects of the Company and the Subsidiaries taken as a whole, (B) any



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                  transaction which is material to the Company or the
                  Subsidiaries, except transactions in the ordinary course of business, other than as contemplated in the Registration Statement and the Prospectus, (C) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, other than as contemplated in the Registration Statement and the Prospectus, (D) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries other than as contemplated in the Registration Statement and the Prospectus or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; neither the Company nor any of the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

                           (xvii) each of the Company and Torch LLC has obtained
                  the agreement of each of its directors and executive officers that such persons shall not, for a period of 180 days after the date hereof, without the prior written consent of UBSW,
                  (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock, whether now owned or hereafter acquired by such person or with respect to which such person now has or hereafter acquires the power of disposition, or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (x) as a bona fide gift or gifts to members of the immediate family of such person or (y) to any trust for the direct or indirect benefit of such person or immediate family member, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to UBSW a written agreement to be bound by the restrictions set forth herein until the expiration of the aforementioned 180 day period;

                           (xviii) none of the Company, Torch and the
                  Subsidiaries is, and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described in the Registration Statement and the Prospectus, none of them will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                           (xix) each of the Company, the Subsidiaries and Torch
                  is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect; there is no strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the knowledge of the Company, threatened against or involving the Company, any of the Subsidiaries or Torch or any predecessor entity; no representation question exists respecting the employees of the Company, any of the Subsidiaries or Torch, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company, any of the Subsidiaries or Torch; no grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreement of the Company, any of the Subsidiaries or Torch; no general labor dispute with the employees of the Company, any of the Subsidiaries or Torch exists or, to the knowledge of the Company, is imminent;

                           (xx) the Company and the Subsidiaries own or possess,
                  or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, trademark registrations, service marks, service mark registrations, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the Company, Torch and the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, Torch and the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                           (xxi) except as described in the Prospectus under
                  "Underwriting," there are no claims, payments, issuances, arrangements or understandings, whether written or oral, for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder caused by the Company, Torch or any of the Subsidiaries or as a result of any action by the Company, Torch or any of the Subsidiaries or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, Torch or any of the Subsidiaries or any of their officers, directors, stockholders, members, partners, employees or affiliates that may affect the Underwriters' compensation as determined by the NASD;

                           (xxii) the minute books of the Company, Torch and the
                  Subsidiaries have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors, stockholders, members, audit committee, compensation committee and any other committee of the Board of Directors of the Company, Torch or the Subsidiaries since the time of their respective incorporation or formation, and reflect all transactions referred to in such minutes accurately in all material respects;

                           (xxiii) except as described in the Registration
                  Statement and the Prospectus and except as could not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect, (A) none of the Company, Torch and the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, Torch and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against or relating to the Company, Torch or any Subsidiary or any of their respective properties, and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company, Torch or any Subsidiary or any of their respective properties relating to Hazardous Materials or any Environmental Laws;

                           (xxiv) the Company and the Subsidiaries have good and
                  defensible title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company and the Subsidiaries hold properties described in the Registration Statement and the Prospectus, are in full force and effect, and none of the Company, Torch nor any of the Subsidiaries has received written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, Torch or the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, Torch or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease;

                           (xxv) except as disclosed in the Registration
                  Statement and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act; with respect to the Registration Statement and offering of the Shares contemplated thereby, all such registration and similar rights have been irrevocably waived by the holders thereof and any such waivers are valid, binding and enforceable against such holders;

                           (xxvi) no relationship, direct or indirect, exists
                  between or among the Company, Torch or any of the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, Torch or any of the Subsidiaries on the other hand, that is required to be described in the Registration Statement and the Prospectus and is not so described;

                           (xxvii) the Company and the Subsidiaries are insured
                  by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the subsea construction industry; neither the Company nor Torch has any reason to believe that the Company or any of the Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its operations, except where the failure to renew or maintain such coverage could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

                           (xxviii) the Company, Torch and each of the
                  Subsidiaries has timely filed all federal, state, local and foreign tax returns that are required to be filed or has duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension or any failure to be correct and complete could not reasonably be expected to result in a Material Adverse Effect; the Company, Torch and each of the Subsidiaries has timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay could not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 3(a)(xv) above in accordance with GAAP in respect of all federal, state, local and foreign taxes for all periods as to which the tax liability of the Company, Torch or any Subsidiary, as the case may be, has not been finally determined or remains open to examination by applicable taxing authorities;

                           (xxix) the statistical and market-related data
                  included in the Registration Statement and the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable, and the Company agrees, or has no reason to disagree, with the sources from which such data was derived;

                           (xxx) the Company and each of the Subsidiaries has
                  established a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions were, are and will be executed in accordance with management's general or specific authorization; (B) transactions were, are and will be recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets was, is and will be permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for assets was, is and will be compared with existing assets at reasonable intervals and appropriate action was, is and will be taken with respect to any differences;

                           (xxxi) neither the Company nor Torch has any reason
                  to believe that the transactions contemplated by the Contribution Agreement will not be consummated in accordance with the Contribution Agreement at or prior to the Closing Time; there have been no amendments or supplements to the

                  Contribution Agreement since the original execution thereof on January 15, 2001; at or prior to the Time of Purchase, the transactions contemplated by the Contribution Agreement will be consummated, with the result that Torch LLC will become a wholly-owned subsidiary of the Company and all membership interests in Torch LLC shall be converted, pursuant to the Contribution Agreement, into (A) in the case of Torch, 7,504,000 shares of Common Stock, (B) in the case of Riverside, 789,952 shares of Common Stock and (C) in the case of Lime Rock, 38,381 shares of Common Stock; none of the Company, Torch or any of the Subsidiaries nor any of their respective "affiliates" (as defined in Rule 501(b) of Regulation D under the 1933 Act) has directly, or through any agent, (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act), including any of the shares of Common Stock issued to Torch, Riverside and Lime Rock as contemplated by the Contribution Agreement, in a manner that would require the registration under the Act of any such security, or (B) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) in connection with the offering of any such security or in any manner involving a public offering within the meaning of Section 4(2) of the Act; it is not necessary in connection with the offer, sale and delivery of the Contribution Shares as contemplated by the Contribution Agreement to register such offer or sale under the Act or any state law; and

                           (xxxii) The Common Stock has been approved for
                  listing on the NASD Automated Quotation National Market System (the "Nasdaq National Market").

                  (b) Each Selling Stockholder represents and warrants, severally and not jointly, to each of the Underwriters as of the date hereof and as of each Additional Time of Purchase (if any), and agrees with each of the Underwriters, as follows:

                           (i) such Selling Stockholder has reviewed and is
                  familiar with the Registration Statement and the Prospectus and, with respect to information furnished by such Selling Stockholder for use therein, neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading;

                           (ii) such Selling Stockholder has full corporate or
                  partnership power and authority to enter into this Agreement and a form of Power of Attorney and Custody Agreement (the "Custody Agreement") among such Selling Stockholder, William
                  J. Blackwell and Eric N. Smith, as Attorneys-in-Fact (the "Attorneys-in-Fact"), and American Stock Transfer & Trust Co., as Custodian (the "Custodian"), and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder; the execution and delivery of this Agreement and the Custody Agreement, the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject (but only to the extent that any such conflict, breach, default, tax, lien, charge or encumbrance adversely affects the ability of such Selling Stockholder to deliver good and marketable title to the Shares to be sold by the Selling Stockholder hereunder), nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument or document of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over such Selling Stockholder or any of its properties;

                           (iii) such Selling Stockholder (together with such
                  Selling Stockholder's spouse, if applicable) will at such Additional Time of Purchase have good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the Custody Agreement; and upon delivery of such Shares and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind;

                           (iv) such Selling Stockholder has duly executed and
                  delivered, in the form heretofore furnished to the Underwriters, the Custody Agreement; the Custodian is authorized to deliver the Shares to be sold by such Selling Stockholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 7(i), to sell, assign and transfer to the Underwriters the Shares to be sold by such Selling Stockholder hereunder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement;

                           (v) such Selling Stockholder has not taken, and will
                  not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                           (vi) no filing with, or consent, approval,
                  authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Stockholder of its obligations hereunder or in the Custody Agreement, or in connection with the offer, sale and delivery of the Shares to be sold by such Selling Stockholder hereunder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the Act or state securities laws;

                           (vii) such Selling Stockholder has, pursuant to the
                  Custody Agreement, irrevocably committed to place in custody with the Custodian prior to such Additional Time of Purchase certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, for all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement;

                           (viii) all conditions to consummation of the
                  transactions set forth in the Contribution Agreement to be satisfied by such Selling Stockholder have been satisfied, and such Selling Stockholder has no reason to believe that such transactions will not be consummated in accordance with the Contribution Agreement at or prior to the Closing Time; there have been no amendments or supplements to the Contribution Agreement since the original execution thereof on January 15, 2001; at or prior to the Time of Purchase, the transactions contemplated by the Contribution Agreement will be consummated, with the result that all of such Selling Stockholder's membership interests in Torch LLC shall be converted, pursuant to the Contribution Agreement, into shares of Common Stock;

                           (ix) except as previously disclosed to the
                  Underwriters in writing, neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section (ee) of the By-laws of the NASD), any member firm of the NASD;

                           (x) except as described in the Registration Statement
                  and Prospectus, there are no private or governmental actions, suits, claims, investigations or proceedings pending or, to the knowledge of such Selling Stockholder, threatened to which such Selling Stockholder or any of its respective officers is a party or of which any of its properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could reasonably be expected to prevent consummation of the transactions contemplated hereby in the manner contemplated hereby, including the offer and sale of the Additional Shares to be sold by such Selling Stockholder at any Additional Time of Purchase; and

                           (xi) any certificate signed by or on behalf of such
                  Selling Stockholder and delivered to you or to counsel for the Underwriters in connection with the offering of the Additional Shares to be sold by such Selling Stockholder shall be deemed to be a representation and warranty by such Selling Stockholder, as to the matters covered thereby, to each Underwriter.

                  4. Certain Covenants of the Company and the Selling Stockholders.

                  (a) The Company hereby agrees:

                           (i) to furnish such information as may be required
                  and to otherwise cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                           (ii) to make available to the Underwriters in New
                  York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

                           (iii) to advise you promptly and (if requested by
                  you) to confirm such advice in writing, (A) when any post-effective amendment to the Registration Statement becomes effective and (B) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

                           (iv) to advise you promptly, confirming such advice
                  in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

                           (v) to file promptly all reports and any definitive
                  proxy or information statement required to be filed by the Company with the Commission in order to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing;

                           (vi) if necessary or appropriate, to file a
                  registration statement pursuant to Rule 462(b) under the Act;

                           (vii) to advise the Underwriters promptly of the
                  happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

                           (viii) to make generally available to its security
                  holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period;

                           (ix) to furnish to you 4 conformed copies of the
                  Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient additional copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

                           (x) to furnish to you as soon as practicable prior to
                  the Time of Purchase and any Additional Time of Purchase, as the case may be, but not later than two Business Days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of Torch LLC or the Company and the Subsidiaries, as applicable, which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(c) hereof;

                           (xi) to apply the net proceeds from the sale of the
                  Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

                           (xii) to furnish to you, before filing with the
                  Commission subsequent to the effective date of the Registration Statement and during the period referred to in subparagraph (v) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

                           (xiii) for a period of 180 days after the date
                  hereof, without the prior written consent of UBSW, not to (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions shall not apply to (1) the issuance, sale and delivery of the Shares to the Underwriters pursuant to this Agreement, (2) the issuance, sale and delivery of the Contribution Shares pursuant to the Contribution Agreement and (3) any shares of Common Stock issued or options to purchase Common Stock or other Common Stock-based awards granted pursuant to existing employee benefit plans referred to in the Registration Statement and the Prospectus;

                           (xiv) to use its best efforts to cause the Common
                  Stock to continue to be listed for quotation on the Nasdaq National Market;

                           (xv) to use its best efforts to comply with and
                  perform each of its covenants and agreements contained in the Contribution Agreement; and

                           (xvi) to deliver (A) to American Stock Transfer &
                  Trust Co., as Custodian under that series of Custody Agreements dated as of the date hereof by and among William J. Blackwell and Eric N. Smith, as Attorneys-in-Fact, American Stock Transfer & Trust Co., as Custodian, and each Selling Stockholder, immediately upon the closing of the Contribution, certificates representing (1) ________ shares of Common Stock registered in the name of Torch, (2) ________ shares of Common Stock registered in the name of Riverside and (3) ________ shares of Common Stock registered in the name of Lime Rock, in each case representing a portion of the shares of Common Stock issuable to such parties in connection with the closing of the Contribution and together constituting the maximum number of Additional Shares that may be sold by the Selling Stockholders hereunder and (B) to each of Torch, Riverside and Lime Rock certificates representing the balance of the shares of Common Stock issuable to such persons in connection with the closing of the Contribution.

                  (b) Each of the Selling Stockholders hereby severally agrees:

                           (i) not to take, directly or indirectly, any action
                  which is designed to or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                           (ii) for a period of 180 days after the date hereof,
                  without the prior written consent of UBSW, not to (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, whether now owned or hereafter acquired by such

                  Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, or file, or request or demand that the Company file, any registration statement under the Act with respect to any of the foregoing within such period or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to the Additional Shares to be sold by such Selling Stockholder hereunder;

                           (iii) to use its best efforts to comply with and
                  perform each of its covenants and agreements contained in the Contribution Agreement.

                  5. Payment of Expenses. The Company agrees with each Underwriter to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 6 hereof and in (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, the Custody Agreement, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment),
(iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
(v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, (vii) the sale of the Additional Shares to be sold by the Selling Stockholders to the Underwriters contemplated hereby and (viii) the performance of the Company's and the Selling Stockholders' other obligations hereunder;

                  6. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to (i) clause (z) of Section 8 hereof, (ii) the last paragraph of
Section 9 hereof or (iii) the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company or Torch LLC shall, in addition to paying the amounts described in Section 5 hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

                  7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the Time of Purchase (and the several obligations of the Underwriters at each Additional Time of Purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the Time of Purchase (unless previously waived) and at each Additional Time of Purchase, as the case may be), (ii) the performance by the Company and the Selling Stockholders of their obligations hereunder and
(iii) the following additional conditions precedent:

                  (a) The Company shall furnish to you at the Time of Purchase and at each Additional Time of Purchase, as the case may be, the opinions of Baker Botts L.L.P. and Adams and Reese L.L.P., counsel for the Company, addressed to the Underwriters, and dated the Time of Purchase or the applicable Additional Time of Purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Vinson & Elkins L.L.P., counsel for the Underwriters, to the effect set forth in Exhibit A-1 and Exhibit A-2, respectively, hereto and to such further effect as counsel to the Underwriters may reasonably request;

                  (b) Torch shall furnish to you at each Additional Time of Purchase the opinion of Adams and Reese L.L.P., counsel for Torch, and Riverside and Lime Rock shall furnish to you at each Additional Time of Purchase the opinion of Vinson & Elkins L.L.P., counsel for Riverside and Lime Rock, in each case addressed to the Underwriters and dated the applicable Additional Time of Purchase, with reproduced copies for each of the other Underwriters and in form satisfactory to Vinson & Elkins L.L.P., counsel for the Underwriters, to the effect set forth in Exhibit A-3 hereto and to such further effect as counsel to the Underwriters may reasonably request;

                  (c) You shall have received from Arthur Andersen LLP, letters dated, respectively, the date of this Agreement and the Time of Purchase and each Additional Time of Purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBSW on behalf of the Underwriters;

                  (d) You shall have received at the Time of Purchase and at each Additional Time of Purchase, as the case may be, the favorable opinion of Vinson & Elkins L.L.P., dated the Time of Purchase or the applicable Additional Time of Purchase, as the case may be, in form and substance reasonably satisfactory to you;

                  (e) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you shall reasonably object in writing;

                  (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full Business Day after the date of this Agreement) shall be agreed to by the Company and you in writing or by telephone, confirmed in writing; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date; and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the time period prescribed by the Act;

                  (g) Prior to the Time of Purchase or each Additional Time of Purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
         (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

                  (h) Between the time of execution of this Agreement and the Time of Purchase or each Additional Time of Purchase, as the case may be, (i) there shall have been no Material Adverse Effect and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company, Torch or any of the Subsidiaries;

                  (i) Each of the Company and the Selling Stockholders will, at the Time of Purchase or each Additional Time of Purchase, as the case may be, as to itself and not as to the others, deliver to you a certificate of two of its executive officers (in the case of the Company) or of an Attorney-in-Fact on behalf of the Selling Stockholders (in the case of the Selling Stockholders) to the effect that (A) the representations and warranties of the Company or such Selling Stockholder, as the case may be, as set forth in this Agreement are true and correct as of each such date, (B) the Company or such Selling Stockholder, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before the Time of Purchase and at or before each Additional Time of Purchase, as the case may be, and (C) solely in the case of the Company, the conditions set forth in paragraphs (g) and (h) of this Section 7 have been met;

                  (j) You shall have received signed letters, dated the date of this Agreement, from each of the directors and executive officers of the Company and Torch LLC to the effect that such persons shall not, for a period of 180 days after the date hereof, without the prior written consent of UBSW, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock, whether now owned or hereafter acquired by such person or with respect to which such person now has or hereafter acquires the power of disposition, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, whether any such swap or transaction described in clause (i) or
         (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (x) as a bona fide gift or gifts to members of the immediate family of such person or (y) to any trust for the direct or indirect benefit of such person or immediate family member, provided that, prior to such transfer and as a condition thereof, the transferee shall deliver to UBSW a written agreement to be bound by the restrictions set forth herein until the expiration of the aforementioned 180 day period;

                  (k) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Time of Purchase and each Additional Time of Purchase, as the case may be, as you may reasonably request;

                  (l) The Shares shall have been approved for listing for quotation on Nasdaq National Market, subject only to notice of issuance at or prior to the Time of Purchase or each Additional Time of Purchase, as the case may be;

                  (m) The transactions contemplated by the Contribution Agreement shall have been consummated without waiver or modification, except as may be approved by UBSW.

                  8. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

                  The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (y) since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) at any time prior to the Time of Purchase or, with respect to the purchase of any Additional Shares, the applicable Additional Time of Purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

                  If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 8, the Company, the Selling Stockholders and each other Underwriter shall be promptly notified.

                  If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, none of the Company, the Selling Stockholders, the Subsidiaries or Torch shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 5, 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company, the Selling Stockholders, the Subsidiaries or Torch under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

                  9. Increase in Underwriters' Commitments. Subject to Sections 7 and 8, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares or the Additional Shares, as the case may be, to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares or Additional Shares, as the case may be, which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares or Additional Shares, as the case may be, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares or Additional Shares, as the case may be, they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares or Additional Shares, as the case may be, agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

                  Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

                  If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the Time of Purchase for a period not exceeding five Business Days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

                  If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within five Business Days for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Stockholders to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  10. Default by the Company. If the Company shall fail at the Time of Purchase to sell the number of Shares that it is then obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Section 3, 5, 6 and 11 shall remain in full force and effect.

                  11. Indemnity and Contribution.

                  (a) The Company, Torch LLC and Torch (together, the "Torch Indemnitors") jointly and severally agree to indemnify, defend and hold harmless each of the Underwriters, Riverside and Lime Rock and their respective partners, directors and officers, and any person who controls any of the Underwriters, Riverside and Lime Rock within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which any of the Underwriters, Riverside or Lime Rock or any such person may incur under the Act, the Exchange Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading in light of the circumstances in which they were made, except (A) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading in light of the circumstance in which they were made or (B) with respect to any Preliminary Prospectus to the extent that any such loss, damage, expense, liability or claim would not have been incurred, but for the fact that such Underwriter, in contravention of a requirement of applicable law, sold Shares to a person to whom such Underwriter failed to send or give, at or prior to the written confirmation of the sale of such Shares (the "Confirmation"), a copy of the Prospectus, as then amended or supplemented if the Company has previously furnished copies thereof (sufficiently in advance of the Confirmation and in sufficient quantity to allow for distribution by the Confirmation) and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus that was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Confirmation and it is finally judicially determined that such Prospectus was required by law to be delivered at or prior to the Confirmation; or (ii) any untrue statement or alleged untrue statement made in Section 3(a) of this Agreement or the failure by any of the Torch Indemnitors to perform when and as required any agreement or covenant contained herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares; or (iv) the Directed Share Program, provided that the Torch Indemnitors shall not be responsible for any loss, damage, expense, liability, or claim that is finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriters in conducting the Directed Share Program.

                  If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Torch Indemnitors or the Selling Stockholders (together, the "Indemnitors") pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Indemnitors in writing of the institution of such Proceeding, and the Indemnitors shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify the Indemnitors shall not relieve the Indemnitors from any liability which the Indemnitors may have to any Underwriter or any such person or otherwise unless the Indemnitors are materially and irrevocably prejudiced in their defense by reason of such delay. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Indemnitors in connection with the defense of such Proceeding or the Indemnitors shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Indemnitors (in which case the Indemnitors shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Indemnitors and paid as incurred (it being understood, however, that the Indemnitors shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Indemnitors shall not be liable for any settlement of any Proceeding effected without their written consent but if settled with the written consent of the Indemnitors, the Indemnitors agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (b) In connection with the offer and sale of the Reserved Shares, the Company agrees to purchase from UBSW, at its request, for full purchase price all Reserved Shares which were subject to a properly confirmed agreement to purchase and for which any Directed Share Participant failed to pay therefor and accept delivery thereof.

                  (c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and any person who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholders or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information ("Underwriter Information") furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. Each of the Company and the Selling Stockholders acknowledge and agree that the only information defined as "Underwriter Information" in this Agreement shall be the statements set forth in the fourth paragraph, the last two sentences of the fifth paragraph, and the eighth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus.

                  If any Proceeding is brought against the Company, a Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, such Selling Stockholder or any such person or otherwise unless the Underwriters are materially and irrevocably prejudiced in their defense by reason of such delay. The Company, such Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, such Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested such Underwriter to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Underwriter agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 Business Days after receipt by such Underwriter of the aforesaid request, (ii) such Underwriter shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given such Underwriter at least 30 days' prior notice of its intention to settle. No Underwriter shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include and admission of fault, culpability or failure to act, by or on behalf of such indemnified party.

                  (d) Riverside and Lime Rock jointly and severally agree to indemnify, defend and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and any person who controls the Company or a Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information ("Lime Rock Information") furnished in writing by or on behalf of Riverside or Lime Rock to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; or (ii) any untrue statement or alleged untrue statement made in Section 3(b) of this Agreement with respect to Riverside or Lime Rock or the failure by Riverside or Lime Rock to perform when and as required any agreement or covenant contained herein; provided, however, that the aggregate liability of Riverside and Lime Rock under this Section 11 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by Riverside and Lime Rock from the sale of Shares pursuant to this Agreement. Each of the Company, Riverside and Lime Rock acknowledge and agree that the only information defined as "Lime Rock Information" in this Agreement shall be the statements set forth in the third sentence of the first paragraph under the caption "Prospectus summary - Our Business - Structure and ownership" and in footnotes 4 and 11 to the table set forth under the caption "Principal and selling stockholders" in the Prospectus.

                  If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against Riverside or Lime Rock pursuant to the foregoing paragraph, the Company or such person shall promptly notify Riverside and Lime Rock in writing of the institution of such Proceeding and Riverside and Lime Rock shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify Riverside and Lime Rock shall not relieve Riverside and Lime Rock from any liability which they may have to the Company or any such person or otherwise unless Riverside and Lime Rock are materially and irrevocably prejudiced in their defense by reason of such delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by Riverside and Lime Rock in connection with the defense of such Proceeding or Riverside and Lime Rock shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to Riverside and Lime Rock (in which case Riverside and Lime Rock shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but Riverside and Lime Rock may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of Riverside and Lime
         Rock), in any of which events such fees and expenses shall be borne by Riverside and Lime Rock and paid as incurred (it being understood, however, that Riverside and Lime Rock shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Riverside and Lime Rock shall not be liable for any settlement of any such Proceeding effected without their written consent but if settled with their written consent, Riverside and Lime Rock agree to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested Riverside and Lime Rock to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then Riverside and Lime Rock agree that they shall be liable for any settlement of any Proceeding effected without their written consent if (i) such settlement is entered into more than 60 Business Days after receipt by Riverside and Lime Rock of the aforesaid request, (ii) Riverside and Lime Rock shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given Riverside and Lime Rock at least 30 days' prior notice of its intention to settle. Riverside and Lime Rock shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include and admission of fault, culpability or failure to act, by or on behalf of such indemnified party.

                  (e) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b), (c) or
         (d) of this Section 11 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                           The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                  12. Survival. The agreements, covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, the Selling Stockholders, or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

                  13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
Syndicate Department with a copy to Vinson & Elkins L.L.P., 1001 Fannin, Suite 2300, Houston, TX 77002, Attention: James H. Wilson; if to the Company or Torch, shall be sufficient in all respects if delivered or sent to the Company or Torch at the offices of the Company at 401 Whitney Avenue, Suite 400, Gretna, LA 70056, Attention: William J. Blackwell, with a copy to Baker Botts L.L.P., 910 Louisiana, Houston, Texas 77002, Attention: R. Joel Swanson; and if to Riverside or Lime Rock, shall be sufficient in all respects if delivered or sent to Riverside or Lime Rock at 518 Riverside Avenue, Building II, 2nd Floor, Westport, Connecticut 06880, Attention: John Reynolds, with a copy to Vinson & Elkins L.L.P., 1001 Fannin, Suite 2300, Houston, Texas 77002, Attention: David
H. Stone.

                  14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

                  15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company, Torch, Torch LLC and the Selling Stockholders consent to the jurisdiction of such courts and personal service with respect thereto. The Company, Torch, Torch LLC and the Selling Stockholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBSW or any indemnified party. Each of UBSW and the Company, Torch, Torch LLC and the Selling Stockholders (on their behalf and, to the extent permitted by applicable law, on behalf of their stockholders, members and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company, Torch, Torch LLC and the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon them and may be enforced in any other court in the jurisdiction of which they are or may be subject, by suit upon such judgment.

                  16. Parties at Interest. This Agreement has been and is made solely for the benefit of the parties hereto and to the extent provided in
Section 11 hereof the controlling
persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, limited liability company, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                  17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

                  18. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and assigns and any successor or assign of any substantial portion of their respective businesses and/or assets.

                  19. Miscellaneous.

                  (a) UBSW, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBSW is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBSW are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

                  (b) A lending affiliate of UBSW may have lending relationships with issuers of securities underwritten or privately placed by UBSW. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBSW will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBSW.

         If the foregoing correctly sets forth the understanding among the Company, Torch, Torch LLC, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, Torch, Torch LLC, the Selling Stockholders and the Underwriters, severally.

                               Very truly yours,



                               TORCH OFFSHORE, INC.


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               TORCH OFFSHORE L.L.C.

                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                               TORCH, INC.

                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               SELLING STOCKHOLDERS

                               By:
                                  ---------------------------------------------
                                  Name:
                                  As Attorney-in-Fact acting on behalf of the
                                  Selling Stockholders named in Schedule B
                                  hereto.

Accepted and agreed to as of the
 date first above written, on
 behalf of themselves
 and the other several Underwriters
 named in Schedule A

UBS WARBURG LLC

By:
     ---------------------------------------
     Name:
     Title:


By:
     ---------------------------------------
     Name:
     Title:

                                   SCHEDULE A


                                                                                                 Number of
Underwriter                                                                                     Firm Shares
-----------                                                                                     -----------
UBS Warburg LLC.....................................................................
CIBC World Markets..................................................................
Howard Weil, a division of Legg Mason Wood Walker, Inc..............................









                                                                                                ------------
                                            Total...............................                   5,000,000
                                                                                                ============

                                   SCHEDULE B

                                                                                        Maximum Number of
Selling Stockholder                                                                     Additional Shares
-------------------                                                                     -----------------
Torch, Inc..........................................................................
Riverside Investments, LLC..........................................................
Friends of Lime Rock LP.............................................................

                                            Total...............................                  375,000
                                                                                        =================

                                                                     EXHIBIT A-1

                      FORM OF OPINION OF BAKER BOTTS L.L.P.


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of Delaware.

         (ii) The Company has all requisite corporate and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Contribution Agreement.

         (iii) The authorized, issued and outstanding capital stock of the Company is, assuming no Additional Shares are issued or sold, as set forth under the heading "Pro forma for the Contribution and the offering" in the section of the Prospectus entitled "Capitalization" (except for subsequent issuances, if any, pursuant to employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company, including (i) the shares of Common Stock issued pursuant to the Contribution Agreement and (ii) any Additional Shares to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of such shares of capital stock of the Company was issued in violation of statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights or other similar rights of any securityholder of the Company that have not been waived. It is not necessary in connection with the offer, sale and delivery of the shares of Common Stock pursuant to the Contribution Agreement to register such offer or sale under the 1933 Act.

         (iv) The Shares to be purchased by the Underwriters from the Company have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable and no holder of the Shares is or will be subject to personal liability solely by reason of being such a holder.

         (v) The issuance and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by the Selling Stockholders is not subject to statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights or other similar rights of any security holder of the Company.

         (vi) The Underwriting Agreement and the Contribution Agreement have been duly authorized, executed and delivered by the Company and Torch LLC.

         (vii) The Contribution Agreement is a legal, valid and binding agreement of each of the Company and Torch LLC, enforceable against it in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, and by general principles of equity, regardless of whether that enforceability is considered in a proceeding in equity or at law and except that such counsel need express no opinion with respect to the enforceability of indemnification or contribution provisions therein.

         (viii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (ix) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules (including the auditors' reports on the financial statements and the notes to the financial statements) and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) appeared on their face to comply as to form in all material respects with the requirements of the Act.

         (x) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

         (xi) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and bylaws of the Company.

         (xii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which any of the Company Torch LLC or any of the U.S. Subsidiaries is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

         (xiii) The information in the Prospectus under "Management's discussion and analysis of financial condition and results of operations - Liquidity and capital resources," "Business - Government and environmental regulation," "Management - 2001 Incentive Plan," "Management - 401(k) Plan," "Management - Employment agreements," "Certain relationship and related party transactions - The Contribution," "Description of capital stock," "Shares eligible for future sale," and "Material United States federal tax consequences to Non-United States holders of common stock" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, legal conclusions or summaries of legal matters, the Company's charter or bylaws or contracts and agreements (including the Contribution Agreement) to which any of the Company, Torch or the Subsidiaries is a party, has been reviewed by such counsel and is correct in all material respects.

         (xiv) To such counsel's knowledge, there are no contracts or other agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto.

         (xv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States or of the States of Delaware, Texas or New York (other than (1) under the Act, which have been obtained, or (2) as may be required under the securities or blue sky laws of the various states in connection with the offering made by the Prospectus, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the Contribution Agreement by the Company and Torch LLC, for the consummation of the transactions contemplated by the Contribution Agreement to be consummated on or prior to the date of the opinion or for the offering, issuance, sale or delivery of the Shares.

         (xvi) The execution, delivery and performance of the Underwriting Agreement and the Contribution Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Contribution Agreement or the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by each of the Company and Torch LLC with its obligations under the Underwriting Agreement and the Contribution Agreement, as applicable, have been duly authorized by all necessary corporate or limited liability company action and proceedings by such parties, and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company, Torch, Torch LLC or any of their subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, bylaws or other organizational instrument of any of the Company or Torch LLC or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, excluding any securities or blue sky laws and the rules and regulations of the NASD, of any Governmental Authority having jurisdiction over any of the Company or Torch LLC or any of their properties, assets or operations. For purposes of this paragraph, the term "Governmental Authority" means any Delaware, New York or United States federal executive, legislative, judicial, administrative or regulatory body.

         (xvii) To such counsel's knowledge, except as disclosed in the Prospectus under the caption "Certain transactions and related party transactions - The Contribution," there are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

         (xviii) To such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the capital stock of the Company or any such options, rights, convertible securities or obligations.

         (xix) Neither the Company nor Torch LLC is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules (including the auditors' reports on the financial statements and the notes to the financial statements) and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules (including the auditors' reports on the financial statements and the notes to the financial statements) and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Time of Purchase, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT A-2


                    FORM OF OPINION OF ADAMS AND REESE L.L.P.

         (i) Each of Torch and Torch LLC has been duly incorporated or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or formation.

         (ii) Each of Torch and Torch LLC has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Contribution Agreement.

         (iii) The Underwriting Agreement and the Contribution Agreement have been duly authorized, executed and delivered by Torch.

         (iv) The Contribution Agreement is a legal, valid and binding agreement of Torch, enforceable against it in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, and by general principles of equity, regardless of whether that enforceability is considered in a proceeding in equity or at law and except that such counsel need express no opinion with respect to the enforceability of indemnification or contribution provisions therein.

         (v) Each of the Company, Torch and Torch LLC is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on Annex A to such opinion.

         (vi) Each U.S. subsidiary of each of the Company, Torch and Torch LLC set forth on Annex B to such opinion (individually, a "U.S. Subsidiary" and, collectively, the "U.S. Subsidiaries") has been duly incorporated or formed and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth on Annex C to such opinion; except as otherwise disclosed in the Registration Statement (a) all of the issued and outstanding capital stock or other equity interests of each such U.S. Subsidiary and of Torch LLC has been duly authorized and validly issued and is fully paid and non-assessable and (b) to such counsel's knowledge, all of the issued and outstanding capital stock or other equity interests of each U.S. Subsidiary and of Torch LLC is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as described in the Prospectus. None of the outstanding shares of capital stock or other equity interests of any such U.S. Subsidiary or of Torch LLC was issued in violation of the statutory preemptive rights or, to such counsel's knowledge, contractual preemptive rights or similar rights of any securityholder of such U.S. Subsidiary or Torch LLC.

         (vii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the United States or of the States of Louisiana, Delaware or New York (other than (1) under the Act, which have been obtained, or (2) as may be required under the securities or blue sky laws of the various states in connection with the offering made by the Prospectus, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the Contribution Agreement by Torch, for the consummation of the transactions contemplated by the Contribution Agreement to be consummated on or prior to the date of the opinion or for the offering, issuance, sale or delivery of the Shares.

         (viii) The execution, delivery and performance of the Underwriting Agreement and the Contribution Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, the Contribution Agreement or the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by Torch with its obligations under the Underwriting Agreement and the Contribution Agreement, as applicable, have been duly authorized by all necessary corporate action and proceedings by Torch, and do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Torch pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, bylaws or other organizational instrument of any of Torch or any of the U.S. Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, excluding any securities or blue sky laws and the rules and regulations of the NASD, of any Governmental Authority having jurisdiction over any of Torch or any of the U.S. Subsidiaries or any of its properties, assets or operations. For purposes of this paragraph, the term "Governmental Authority" means any Delaware, Louisiana, New York or United States federal executive, legislative, judicial, administrative or regulatory body.

         (ix) To such counsel's knowledge, except for the Subsidiaries, Torch and Torch LLC do not own, directly or indirectly, any shares of capital stock or any other equity interest in any corporation, limited liability company, partnership, joint venture or other entity.

         (x) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which any of the Company, Torch, Torch LLC or any of the U.S. Subsidiaries is a party or to which any of their respective property is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

         (xi) To such counsel's knowledge, there are no contracts or other agreements required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto.

         (xii) To such counsel's knowledge, except as disclosed in the Prospectus under the caption "Certain transactions and related party transactions - The Contribution," there are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

         (xiii) To such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the capital stock or other equity interests of the Subsidiaries or any such options, rights, convertible securities or obligations.

         (xiv) Torch is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto (except for financial statements and schedules (including the auditors' reports on the financial statements and the notes to the financial statements) and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules (including the auditors' reports on the financial statements and the notes to the financial statements) and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the time of purchase, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT A-3

             FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS

        (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than as may be necessary under United States or state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, or in the Custody Agreement, or in connection with the offer, sale or delivery of the Shares to be sold by such Selling Stockholder.

        (ii) The Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder named therein and constitutes the legal, valid and binding agreement of such Selling Stockholder. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

        (iii) Each Attorney-in-Fact has been duly and irrevocably authorized by the Selling Stockholder to deliver the Shares on behalf of such Selling Stockholder in accordance with the terms of the Underwriting Agreement.

        (iv) The execution, delivery and performance of the Underwriting Agreement and the Custody Agreement and the sale and delivery of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by such Selling Stockholder with its obligations under the Underwriting Agreement and the Custody Agreement have been duly authorized by all necessary action on the part of such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of such Selling Stockholder may be subject (but only to the extent that any such conflict, breach, default, tax, lien, charge or encumbrance adversely affects the ability of such Selling Stockholder to deliver good and marketable title to the Shares to be sold by the Selling Stockholder thereunder), nor will such action result in any violation of the provisions of the charter or bylaws (or other organizational documents) of the Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

        (v) Assuming the Underwriters purchase the Shares to be sold by such Selling Stockholder in good faith and without "notice of an adverse claim" (as that phrase is used in Section 8-105 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof (the "Delaware UCC")), upon
(i) delivery to the Underwriters of the certificates representing such Shares endorsed in blank by an effective endorsement, and (ii) payment therefor in accordance with the terms of the Underwriting Agreement, the Underwriters will become "protected purchasers" (as defined in Section 8-303(a) of the Delaware
UCC) of the Shares to be sold by such Selling Stockholder, free and clear of "adverse claims" (as defined in

Section 8-102 of the Delaware UCC), except for any such adverse claims created by or at the behest of the Underwriters.

         Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).